UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 17, 2004

                               AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)



              DELAWARE                     000-50397           51-0309588
  (State or other jurisdiction of  (Commission File Number)   (IRS Employer
           incorporation)                                   Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                    83201
   (Address of Principal Executive Offices)                (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is information regarding the adoption of a 10b5-1 plan by Charles Lesko.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated September 17, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMIS HOLDINGS, INC.

Date: September 17, 2004       By: /s/ David Henry
------------------------       ---------------------------------------
                                Name: David Henry
                                Title: Senior Vice President and Chief
                                       Financial Officer